SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 8, 2003

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 7.  Financial Statements and Exhibits.

Exhibit
99	Press release dated July 8, 2003.

Item 9.  Regulation FD Disclosure.  On July 8, 2003, Coca-Cola Enterprises Inc. issued a press release announcing a webcast presentation to analysts and investors on Wednesday, July 16, 2003 at 10:00 a.m. (ET). The public can access the live webcast through the Company's website www.cokecce.com. A replay of the conference call will be available on the website in the Investor Relations section.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.                        (Registrant)

Date: July 9, 2003
By:   S/ E. LISTON BISHOP III                                                     E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX
99	Press Release issued July 8, 2003.